SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                                FORM 8-K

                       CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     25-Jun-01

CENTEX CREDIT CORP HOME EQ LN
    ASSET BACKED CERT SER 2001 A
(Exact name of registrant as specified in its charter)


          Delaware                           333-93255-06           75-2851805
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


2728 North Harwood Street
Dallas, Texas                             75201
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (214) 981-5000
Item 5. Other Events

On 25-June-01 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated June-25-01.
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information
     See Exhibit No.1


B.   Have and deficiencies occurred?  NO.
           Date:
           Amount:

C.   Item 1: Legal Proceedings:  NONE

D.   Item 2: Changes in Securities:   NONE

E.   Item 4: Submission of Matters to a Vote of
     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
           Exhibit No.

   1.)         Monthly Distribution Report Dated:           25-Jun-01


Centex Credit Corp
Home Equity Loan Asset Backed Certificates, Series 2001-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                           25-Jun-01

DISTRIBUTION SUMMARY


             Original  Beginning Certifica Principal  Ending Certificate
   Class   Face Value        Balance      Distribution    Balance
    A-1    133000000.00      124504248.43  6211642.64   118292605.79
    A-2    59000000.00        59000000.00        0.00    59000000.00
    A-3    70000000.00        70000000.00        0.00    70000000.00
    A-4    80000000.00        80000000.00        0.00    80000000.00
    A-5    41300000.00        41300000.00        0.00    41300000.00
    A-6    43000000.00        43000000.00        0.00    43000000.00
    A-7    48700000.00        48336415.32  1336315.64    47000099.68
   X-IO           0.00               0.00        0.00           0.00
     R            0.00               0.00        0.00           0.00
   TOTAL   475000000.00      466140663.75  7547958.28   458592705.47


             Interest     Pass-Through       Total
   Class   Distribution       Rate        Distribution
    A-1       585169.97           5.64000%  6796812.61
    A-2       275825.00           5.61000%   275825.00
    A-3       345916.67           5.93000%   345916.67
    A-4       431333.33           6.47000%   431333.33
    A-5       234033.33           6.80000%   234033.33
    A-6       223958.33           6.25000%   223958.33
    A-7       180175.67           4.32875%  1516491.31
   X-IO            0.00           0.00000%        0.00
     R             0.00           0.00000%        0.00
   TOTAL     2276412.30                     9824370.58


AMOUNTS PER $1,000 UNIT

                           Principal        Interest
   Class      Cusip       Distribution    Distribution
    A-1       152314DC1        46.70408000  4.39977421
    A-2       152314DD9         0.00000000  4.67500000
    A-3       152314DE7         0.00000000  4.94166671
    A-4       152314DF4         0.00000000  5.39166663
    A-5       152314DG2         0.00000000  5.66666659
    A-6       152314DH0         0.00000000  5.20833326
    A-7       152314DJ6        27.43974620  3.69970575
   TOTAL                       15.89043848  4.79244695

              Total    Ending Certificate
   Class   Distribution      Balance
    A-1     51.10385421       889.41808865
    A-2           4.675      1000.00000000
    A-3     4.941666714      1000.00000000
    A-4     5.391666625      1000.00000000
    A-5     5.666666586      1000.00000000
    A-6     5.208333256      1000.00000000
    A-7     31.13945195       965.09444928
   TOTAL    20.68288543       965.45832731


                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHEC FUNDING, LLC

                                        By:  /s/  Mark Frye
                                            --------------------------
                                             Name:  Mark Frye
                                             Title: Assistant Vice President
Dated:  June 30, 2001